Acquisitions	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
ACQUISITIONS
Acquisitions
On September 2, 2011, we completed the acquisition of 100% of the voting shares of Fotowatio Renewable Ventures, Inc. (“FRV U.S."), a developer of solar power projects in the U.S. The FRV U.S. acquisition expanded our pipeline of solar power projects and supports our expansion in the U.S. utility-scale power market. The purchase price was $187.8 million, including estimated contingent consideration fair valued at $54.2 million. The estimated acquisition date fair value of the contingent consideration reflected a discount at a credit adjusted interest rate for the period of the contingency. That measure was based on significant inputs that were not observable in the market, which U.S. GAAP refers to as Level 3 inputs. Key assumptions included (i) a discount percentage and (ii) a probability adjustment related to the operational metrics being met. On July 6, 2012, contingent consideration related to the acquisition of FRV U.S. was paid in full in the amount of $66.4 million. The difference between the initial estimate of the contingent consideration and the amount ultimately paid was recorded as an expense in the consolidated statement of operations.
The table below represents the allocation of the total consideration of tangible and intangible assets acquired and liabilities assumed from FRV U.S. based on an estimate of the fair value at the acquisition date:

In Millions
Allocation of the purchase price:
Cash and cash equivalents	$1.8
Solar energy systems held for development	64.2
Other current assets	9.0
Property, plant and equipment, net	23.0
Goodwill	44.6
Intangible assets	115.5
Other noncurrent assets	50.2
Current liabilities	(3.4)
Short-term debt	(32.9)
Other long-term liabilities	(44.6)
Noncontrolling interests	(39.6)
Total purchase price	$187.8

At the date of acquisition, FRV U.S. had net operating losses that we expect will be realizable on MEMC's consolidated U.S. tax return, subject to annual Internal Revenue Code Section 382 limitations. Deferred tax assets attributable to these FRV U.S. net operating loss carry forwards of $9.3 million are included in other noncurrent assets in the table above. All of the goodwill was assigned to the Solar Energy segment and no goodwill was deductible for U.S. income tax purposes. The primary factors which resulted in recognition of goodwill included the assembled workforce and synergies in skill sets and operations. The amount of FRV U.S. revenue and operating loss included in the consolidated statement of operations for the year ended December 31, 2011 was $121.2 million and $48.3 million, respectively. The 2011 operating loss included a $44.6 million impairment of FRV U.S. goodwill during the three months ended December 31, 2011. See Note 10. We have not provided proforma financial information because the acquisition was not considered significant.
Other 2011 acquisitions
During the second quarter of 2011, SunEdison completed the acquisition of 100% of the voting equity of a company for a purchase price of $72.6 million, of which an estimated $27.0 million related to contingent consideration payable in cash. In the fourth quarter of 2012, contingent consideration related to this acquisition was paid in the amount of $13.6 million and the remainder is expected to be paid in 2013. This acquisition, which included project pipeline, is intended to further develop our solar energy systems' business and leverage the synergies in our Solar Energy segment. We recorded $43.8 million to goodwill, approximately $24.4 million of which is not deductible for tax purposes, and $13.0 million to intangible assets. All $43.8 million of goodwill was allocated to the Solar Energy segment and was subsequently written-off during the three months ended December 31, 2011. See Note 10. We have not provided proforma financial information because the acquisition was not considered significant.

During 2011, SunEdison completed two other acquisitions of 100% of the voting equity of these companies for a combined total purchase price of $14.3 million, of which $6.5 million relates to contingent consideration. We recorded $9.4 million and $4.8 million to goodwill and acquired intangible assets, respectively. The goodwill is not deductible for tax purposes for either of these acquisitions and was subsequently written-off during the three months ended December 31, 2011. See Note 10.

On July 1, 2010, we completed the acquisition of 100% of the voting equity of Solaicx, which became a wholly owned subsidiary of MEMC. The U.S. GAAP purchase price for Solaicx was $101.7 million, including cash and additional contingent consideration. The contingent consideration consists of cash and MEMC common stock, as elected by certain Solaicx shareholders.
The purchase price was calculated as follows:

In Millions
Cash	$75.7
Contingent consideration	26.0
Total purchase price including estimated contingent consideration	$101.7

Approximately $2.0 million of the cash consideration is currently held in escrow pursuant to the terms of the merger agreement and was reflected in goodwill. The contingent consideration was to be paid to the former Solaicx shareholders if certain operational criteria were met from July 1, 2010 through December 31, 2011. The amount payable is based on Solaicx achieving revenues of at least $60.0 million during such time period, up to a maximum revenue target of $71.8 million, with the payout on a linear basis between those two amounts. This would entitle the former Solaicx shareholders to up to an additional $27.6 million of a combination of cash and MEMC common stock. MEMC estimated the acquisition date fair value of the contingent consideration at $26.0 million, which reflects a discount at a credit adjusted interest rate for the period of the contingency. That measure was based on significant inputs that are not observable in the market, which U.S. GAAP refers to as Level 3 inputs. Key assumptions included (i) a discount percentage and (ii) a probability adjusted level of revenue expected to be achieved by Solaicx during the period between July 1, 2010 and December 31, 2011. Since the date of the acquisition, the revenue targets have not been met and we have reduced the estimated liability associated with the contingent consideration based on our revised estimates. This reduction was recognized in the statement of operations. The former Solaicx shareholders are disputing the Company's determination that the revenue targets were not met and the matter is subject to a binding arbitration proceeding.
The primary factor which resulted in recognition of goodwill, as well as our primary reason for the acquisition of Solaicx, was that the acquisition would allow us to produce high efficiency monocrystalline solar wafers at competitive costs. All of the goodwill was assigned to the Solar Energy segment and no goodwill is deductible for U.S. income tax purposes. See Note 10 regarding discussion of the subsequent impairment of all of this goodwill.
The table below represents the allocation of the total consideration to tangible and intangible assets acquired and liabilities assumed from Solaicx based on an estimate of the fair value at the acquisition date:

In Millions
Allocation of the purchase price:
Cash and cash equivalents	$2.2
Other current assets	11.6
Property, plant and equipment, net	30.0
Goodwill	56.4
Intangible assets	21.0
Other noncurrent assets	0.4
Current liabilities	(12.2)
Long-term debt and capital lease obligations, excluding current portion	(1.3)
Other long-term liabilities	(6.4)
Total purchase price	$101.7

Acquisition related costs of $1.9 million were included in marketing and administration expense, and the amount of Solaicx’s loss of $11.2 million from the date of acquisition was included in the consolidated statement of operations for the year ended December 31, 2010 and was dilutive to earnings per share. The amount of Solaicx’s revenue included in the consolidated statement of operations for the same period was not material. See a description of intangible assets in Note 10.
Upon acquisition, Solaicx had net operating losses that would be realizable on MEMC’s consolidated U.S. tax return, subject to annual Internal Revenue Code Section 382 limitations. At December 31, 2012, we had deferred tax assets attributable to these Solaicx net operating loss carry forwards of $26.1 million and a corresponding valuation allowance of $26.1 million, reducing the net deferred tax asset for net operating losses to zero.